EXHIBIT 23 j(2)

        CONSENT OF FREDERICK C. SUMMERS, III, A PROFESSIONAL CORPORATION

We consent to the inclusion in the post-effective amendment to the Dominion Funds, Inc. registration statement on Form N-1A of our opinion dated October 29, 1999. We also consent to the reference to our firm in the prospectus that is included in the amended registration statement.


                           /s/ FREDERICK C. SUMMERS, III
                           FREDERICK C. SUMMERS, III, A PROFESSIONAL CORPORATION

Dallas, Texas
September 2, 2005